STATE OF NEVADA

FRANCISCO V. AGUILAR
Secretary of State

DEPUTY BAKKEDAHL
Deputy Secretary for
Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Commercial Recordings & Notary Division
401 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Karla Vazquez
9107 West Russell Road Suite 100
Las Vegas, NV 89148, USA

Work Order #: W2024080501350
August 5, 2024
Receipt Version: 1

Special Handling Instructions:

Submitter ID: 43

Charges

Description	Fee Description	Filing Number	Filing Date/Time	Filing Status	Qty	Price	Amount
Certificate of Reinstatement 5/2024	Fees	20244232888	8/5/2024 1:44:54 PM	Approved	1	$300.00	$300.00
Certificate of Reinstatement 5/2023-5/2024	Business License Fee	20244232888	8/5/2024 1:44:54 PM	Approved	2	$1000.00	$1000.00
Certificate of Reinstatement 5/2023-5/2024	Business License Late Fee	20244232888	8/5/2024 1:44:54 PM	Approved	2	$200.00	$200.00
Certificate of Reinstatement 5/2023-5/2024	Annual List Fee	20244232888	8/5/2024 1:44:54 PM	Approved	2	$400.00	$400.00
Certificate of Reinstatement 5/2023-5/2024	Annual List Late Fee	20244232888	8/5/2024 1:44:54 PM	Approved	2	$150.00	$150.00
Total							$2050.00

Payments

Type	Description	Payment Status	Amount
Trust Account	750915	Success	$2050.00
Total			$2050.00

Credit Balance: $0.00

Karla Vazquez
9107 West Russell Road Suite 100
Las Vegas, NV 89148, USA

FRANCISCO V. AGUILAR
Secretary of State

DEPUTY BAKKEDAHL
Deputy Secretary for Commercial Recordings

STATE OF NEVADA

OFFICE OF THE SECRETARY OF STATE

Commercial Recordings Division
401 N. Carson Street
Carson City, NV 89701
Telephone (775) 684-5708
Fax (775) 684-7138

North Las Vegas City Hall
2250 Las Vegas Blvd North, Suite 400
North Las Vegas, NV 89030
Telephone (702) 486-2880
Fax (702) 486-2888

Business Entity - Filing Acknowledgement

08/05/2024

Work Order Item Number: W2024080501350 - 3849424
Filing Number: 20244232888
Filing Type: Certificate of Reinstatement
Filing Date/Time: 08/05/2024 13:44:54 PM
Filing Page(s):

Indexed Entity Information:

Entity ID: E0224812018-1

Entity Name: JS BEAUTY LAND NETWORK TECHNOLOGY INC

Entity Status: Active

Expiration Date: None

Commercial Registered Agent
INCORP SERVICES, INC.*
9107 West Russell Road Suite 100, Las Vegas, NV 89148, USA

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recording Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

FRANCISCO V. AGUILAR
Secretary of State

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Filed in the Office of	Business Number E0224812018-1
FVAguilar	Filing Number 20244232888
Secretary of State State Of Nevada	Filed On 08/05/2024 13:44:54 PM
	Number of Pages 4

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

1. Entity information:

Name of entity as on file with the Nevada Secretary of State: JS BEAUTY LAND NETWORK TECHNOLOGY INC

Entity or Nevada Business Identification Number (NVID): NV20181330199

2. Registered Agent for Service of Process: (check only one box)

☑ Commercial Registered Agent (name only below) ☐ Noncommercial Registered Agent (name and address below) ☐ Office or position with Entity (title and address below)

INCORP SERVICES, INC.*
Name of Registered Agent OR Title of Office or Position with Entity

9107 West Russell Road Suite 100	Las Vegas	Nevada	89148
Street Address	City		Zip Code
		Nevada	
Mailing Address (If different from street address)	City		Zip Code

2a. Certificate of Acceptance of Appointment of Registered Agent: (Include "Registered Agent Acceptance/ Statement of Change" form if needed for signature)

I hereby accept appointment as Registered Agent for the above named Entity. If the registered agent is unable to sign the Articles of Incorporation, submit a separate signed Registered Agent Acceptance form.

X Georgia Dorsam on behalf of InCorp Services, Inc. — 08/05/2024
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity — Date

3. Date When Revival is to Commence:

Date when revival of charter is to commence or be effective, which may be before the date of the certificate:

4. Duration of Revival: (A date is required for entities under NRS 88)

Indicate whether or not the revival is to be perpetual, and, if not perpetual, the time for which the revival is to continue. Limited Partnership under NRS 88 must indicate a date.
The corporation's existence shall be: PERPETUAL or

5.Current List :

Reinstatements: List of Officers, Managers, Managing Members, General Partners, Managing Partners,Trustee or Subscribers

Revivals: List of Officers, Managers, Managing Members, General Partners, Managing Partners or Trustee

CORPORATION, INDICATE THE Secretary, OR EQUIVALENT OF: Title: Secretary

Name	Country
FAXIAN QIAN	CHN

Address	City	State	Zip/Postal Code
10F, LIANTONG BUILDING, 32 CENTER ROAD	XUANWU NANJING		21000-0

CORPORATION, INDICATE THE Director, OR EQUIVALENT OF: Title: Director

Name	Country
FAXIAN QIAN	CHN

Address	City	State	Zip/Postal Code
10F, LIANTONG BUILDING, 32 CENTER ROAD	XUANWU NANJING		21000-0

CORPORATION, INDICATE THE President, OR EQUIVALENT OF: Title: President

Name	Country
FAXIAN QIAN	CHN

This form must be accompanied by appropriate fees.

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

Address	City	State	Zip/Postal Code
10F, LIANTONG BUILDING, 32 CENTER ROAD	XUANWU NANJING		21000-0

CORPORATION, INDICATE THE Treasurer, OR EQUIVALENT OF: Title: Treasurer

Name	Country
FAXIAN QIAN	CHN

Address	City	State	Zip/Postal Code
10F, LIANTONG BUILDING, 32 CENTER ROAD	XUANWU NANJING		21000-0

CORPORATION, INDICATE THE Manager, OR EQUIVALENT OF: Title: Manager

Name	Country
Mark Zilin Wang	CAN

Address	City	State	Zip/Postal Code
38637 Cariboo Hwy	Hixon	BC	V0K 1S0

This form must be accompanied by appropriate fees.

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

6. Statement of Fact: (Revivals only, select one. Entities under NRS 84 cannot revive)

☐ Revival pursuant to 78.730 or 81.010: (check one)

The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 78 and/or 81.

- ☐ The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the corporation.
- ☐ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued. Membership approval not required under NRS 81.010(2).

☐ Revival pursuant to 80:

The undersigned declare that the corporation desires to revive its qualification to do business and is, or has been, organized and carrying on the business authorized by its existing or original qualification and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 80.

- ☐ The undersigned declare that they have obtained written consent of the stockholders of the corporation holding at least a majority of the voting power and that this consent was secured; furthermore, that they are the person(s) designated or appointed by the stockholders of the corporation to revive the qualification.
- ☐ The undersigned declare that they are the person(s) who have been designated by a majority of the directors in office to sign this certificate and that no stock has been issued.

☐ Revival pursuant to 82:

The undersigned declare that the corporation desires to revive its corporate charter and is, or has been, organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapters 81 and 82.

This certificate must be executed by the President or Vice President **AND** Secretary or Assistant Secretary.

The undersigned declare that the execution and filing of this certificate has been approved unanimously by the last-appointed surviving directors of the corporation and the unanimous consent has been secured:

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov
www.nvsilverflume.gov

Certificate of Reinstatement/Revival

NRS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A and 89

☑ Reinstatement ☐ Revival

6. Statement of Fact: (Revivals only, select one. Entities under NRS 84 cannot revive)

☐ Revival pursuant to 86.580:

The undersigned declare that the limited-liability company desires to revive its charter and is, or has been,
organized and carrying on the business authorized by its existing or original charter and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 86.

The undersigned declares that he has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of a majority of the members.

☐ Revival pursuant to 86:

The undersigned declare that the foreign limited-liability company desires to revive its registration and is, or has been, organized and carrying on the business authorized by its existing or original registration and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of NRS 86.5467.

The undersigned declares that he/she has obtained approval by written consent of the majority in interest and that this consent was secured.

☐ Revival pursuant to 87, 87A, 88 or 88A:

The undersigned declare that the limited partnership, limited-liability partnership, limited-liability limited partnership or business trust desires to revive its certificate and is, or has been, organized and carrying on the business authorized by its existing or original certificate and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 87, 87A, 88 or 88A

The undersigned declares that he/she has been designated or appointed by the general partners, managing partners or trustees to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the general partners or managing partners holding at least a majority of the voting powers.

☐ Revival pursuant to 89:

The undersigned declare that the professional association desires to revive its articles of association and is, or has been, organized and carrying on the business authorized by its existing
or original articles of association and amendments thereto, and desires to continue through revival its existence pursuant to and subject to the provisions of Chapter 89.

The undersigned declares that he/she has been designated or appointed by the members to sign this certificate. Furthermore, the execution and filing of this certificate has been approved and secured by the written consent of the holders of a membership interest in the professional association holding at least a majority of voting power.

7. Signatures: (Required)

I declare under the penalty of perjury that the reinstatement/revival has been authorized by a court of competent jurisdiction or by the duly selected manager or managers of the entity or if the entity has no managers, its managing members.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Mark Zilin Wang
Signature of Officer, Manager, Managing Member, General Partner, Managing Partner, Trustee, or Authorized Signer

Manager
Title

08/05/2024
Date

FORM WILL BE RETURNED IF UNSIGNED.

This form must be accompanied by appropriate fees.